OMB APPROVAL
OMB Number:3235-0060
Expires:March 31, 2006
Estimated average burden
hours per response28.0

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		August 10, 2004

AROTECH CORPORATION (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23336 (Commission File Number)	95-4302784 (IRS Employer Identification No.)

250 West 57th Street, Suite 310, New York, New York (Address of Principal Executive Offices)		10107 (Zip Code)

Registrant’s telephone number, including area code:		(212) 258-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Potential persons who are to respond to the collection of
information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

On August 23, 2004, Arotech Corporation (the “Registrant”) filed a Current Report on Form 8-K relating to, inter alia, its acquisition of Armour of America, Incorporated, in which the Registrant indicated its intention to submit the financial statements and pro forma financial information prescribed by Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X, respectively, not later than 71 calendar days after the date that the initial report on Form 8-K must be filed in accordance with Subsection (a)(4) of Item 9.01 of the General Instructions for the Current Report on Form 8-K. This Amendment to that Current Report is being filed to provide that financial information.

The Registrant hereby amends its Current Report on Form 8-K filed with the SEC on August 23, 2004 by deleting Item 9.01 in its entirety, and substituting in place and stead thereof a new Item 9.01, as follows:

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired
(i)

Balance sheet of Armour of America, Incorporated as of December 31, 2003 and December 31, 2002 and the related statements of income and retained earnings for the years ended December 31, 2003 and December 31, 2002.

(ii)

Balance sheet of Armour of America, Incorporated as of June 30, 2004 and June 30, 2003 and the related statements of income and retained earnings for the six months ended June 30, 2004 and June 30, 2003.

(b)	Pro Forma Condensed Combined Financial Information
(i)	Unaudited pro forma condensed combined statement of operation for the year ended December 31, 2003.
(ii)	Unaudited pro forma condensed combined balance sheet as of June 30, 2004.
(iii)	Unaudited pro forma condensed combined statement of operation for the six months ended June 30, 2004.
(c)	Exhibits - The following documents are filed as exhibits to this report:

	Exhibit No.	Description
*	2.1	Stock Purchase Agreement dated as of July 15, 2004 between Arotech Corporation and Armour of America, Incorporated and its sole shareholder
	23.1	Consent of Stark Winter Schenkein & Co., LLP

_______
* Incorporated by reference to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed on August 16, 2004

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

AROTECH CORPORATION

Date: October 25, 2004	By:	/s/ Robert S. Ehrlich
Robert S. Ehrlich
Title: Chairman, President and CEO

3

EXHIBIT INDEX

The following exhibits are filed with the Current Report on Form 8-K/A.

Exhibit Number	Description
23.1	Consent of Stark Winter Schenkein & Co., LLP

4

Item 9.01(a)(i)

ARMOUR OF AMERICA, INCORPORATED

FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2003 AND 2002

Item 9.01(a)(i)

TABLE OF CONTENTS

PAGE

REPORT OF INDEPENDENT AUDITORS	1

BALANCE SHEETS	2

STATEMENTS OF INCOME AND RETAINED EARNINGS	3

STATEMENTS OF CASH FLOWS	4

NOTES TO FINANCIAL STATEMENTS	5-11

Item 9.01(a)(i)
Stark t Winter t Schenkein

Report of Independent Auditors

To the Shareholder of
Armour of America, Incorporated
Gardena, California

We have audited the accompanying balance sheets of Armour of America, Incorporated as of December 31, 2003 and 2002, and the related statements of income and retained earnings and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Armour of America, Incorporated as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the years ended December 31, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ Stark Winter Schenkein & Co., LLP

Denver, Colorado
July 14, 2004

Stark f Winter f Schenkein & Co., LLP f Certified Public Accountants f  Financial Consultants
7535 East Hampden Avenue f Suite 109 f Denver, Colorado 80231
Phone: 303.694.6700 f Fax: 303.694.6761 f Toll Free: 888.766.3985  f www.swscpas.com

Item 9.01(a)(i)

ARMOUR OF AMERICA, INCORPORATED
BALANCE SHEETS
DECEMBER 31,

	2003	2002

ASSETS
CURRENT ASSETS:
Cash	$234,624	$670,395
Accounts receivable	2,380,031	1,232,912
Inventory	1,847,483	598,064
Prepaid expenses and other assets	9,222	11,494

Total current assets	4,471,360	2,512,865

PROPERTY AND EQUIPMENT, NET	49,162	60,223

PATENT, NET	2,473	3,297

	$4,522,995	$2,576,385

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES:
Accounts payable	$1,248,926	$272,510
Accrued expenses	35,757	28,351

Total current liabilities	1,284,683	300,861

COMMITMENTS
STOCKHOLDER’S EQUITY:
Common stock, $1.00 par value, 75,000 shares
authorized, 100 shares issued and outstanding	100	100
Retained earnings	3,238,212	2,275,424

Total stockholder’s equity	3,238,312	2,275,524

	$4,522,995	$2,576,385

See accompanying notes to financial statements.

2

Item 9.01(a)(i)

ARMOUR OF AMERICA, INCORPORATED
STATEMENTS OF INCOME AND RETAINED EARNINGS
	For the Year Ended
	December 31,	December 31,
	2003	2002

REVENUES	$7,548,592	$6,866,161

COST OF REVENUES	3,140,695	2,539,253

GROSS PROFIT	4,407,897	4,326,908

OPERATING COSTS AND EXPENSES:
Selling, general and administrative	1,003,397	937,702
Depreciation and amortization	15,619	22,947

Total operating costs and expenses	1,019,016	960,649

Operating income	3,388,882	3,366,259

OTHER INCOME (EXPENSE):
Interest expense	-	(1,984)
Interest income	2,557	4,316
Other income	2,703	2,045

Total other income	5,259	4,377

Income before provision for income taxes	3,393,316	3,369,812

Provision for state income taxes	50,909	55,633

NET INCOME	3,342,407	3,314,179

Beginning retained earnings	2,275,424	157,406

Distributions	(2,379,619)	(1,196,161)

Ending retained earnings	$3,238,212	$2,275,424

PROFORMA NET INCOME (LOSS): (Note 2)
Net income	$3,342,407	$3,314,179
Proforma provision for income taxes
Current	1,136,418	1,126,821
Deferred	-	-
Proforma net income	$2,205,989	$2,187,358

See accompanying notes to financial statements.

3

Item 9.01(a)(i)
ARMOUR OF AMERICA, INCORPORATED
STATEMENTS OF CASH FLOWS

	For the Year Ended
	December 31,	December 31,
	2003	2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,342,407	$3,314,179
Depreciation and amortization	15,619	22,947
Changes in current assets and liabilities:
(Increase) in accounts receivable	(1,147,119)	(988,362)
(Increase) decrease in inventory	(1,249,419)	446,552
Decrease in prepaid expenses	2,272	8,273
(Increase) customer deposits	-	(75,000)
Increase (decrease) accounts payable and accrued expenses	983,823	(245,336)

Net cash provided by operating activities	1,947,582	2,483,253

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(2,911)	(5,951)

Net cash (used in) investing activities	(2,911)	(5,951)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholder	(2,379,619)	(1,196,161)
Net payments on line of credit	-	(375,076)
Net payments on shareholder loan	-	(367,479)
Net payments on note payable	-	(28,327)

Net cash (used in) financing activities	(2,379,619)	(1,967,043)

Net increase (decrease) in cash and cash equivalents	(434,947)	510,259

Cash and cash equivalents at beginning of year	670,395	160,136

Cash and cash equivalents at end of year	$234,624	$670,395

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for income taxes	$50,909	$55,633

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING
AND FINANCING ACTIVITIES:

Noncash activity	$-	$-

Cash paid during the year for interest	$-	$1,984

See accompanying notes to financial statements.

4

Item 9.01(a)(i)
ARMOUR OF AMERICA, INCORPORATED NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2003 AND 2002

NOTE 1    NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Organization and nature of operations

Armour of America, Incorporated (“AoA”) was incorporated in 1972. In 1996, the Company elected to change its tax status to an S Corporation. The Company has one shareholder. AoA manufactures two types of armor, “Hard” and “Soft” at its facilities. All of the hard armor is manufactured using designed production molds, which insure proper fit of each panel into the total ballistic armor kit. Soft armor is manufactured using patterns to fit size and product design. Products include ballistic vests for law enforcement, and military, hard armor for rifle fire, helicopter armor, “hard” ballistic armor to stop military rifle fire on fixed and rotary wing aircraft, military ships, military vehicles and for architectural applications. The Company also designs armor, tooling, and m olds military vehicles.

NOTE 2    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and footnotes. Although these estimates are based on management’s knowledge of current events and actions, they may undertake in the future, actual results could differ from those estimates.

Accounts Receivable

The Company’s customers and related sales revenue consist primarily of federal agencies and law enforcement organizations located throughout the United States. The Company does not provide an allowance for doubtful accounts. Occasionally, some of these accounts become past due. Generally, the Company’s credit terms are net 30 days. Bad debt expense for the years ended December 31, 2003 and 2002 was $-0- and $2,115, respectively.

5

Item 9.01(a)(i)
ARMOUR OF AMERICA, INCORPORATED NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2003 AND 2002

Revenue recognition

Revenues from product sales are recognized in accordance with Staff Accounting Bulletin No.104 “Revenue Recognition in Financial Statements”, (“SAB No. 104”), when delivery has occurred, persuasive evidence of an agreement exists, the vendor’s fee is fixed or determinable, no further obligation exists and collectability is probable. Generally, title for these shipments ordinarily passes on the date of shipment. Cost of products sold consists of the cost of the raw materials and labor related to the corresponding sales transaction. When a right of return exists, the Company defers revenues until the right of return expires.

Long lived assets

The Company’s long-lived assets and certain identifiable intangibles are reviewed for impairment in accordance with Statement of Financial Accounting Standard No. 144, (“SFAS No. 144”), “Accounting for the Impairment or Disposal of Long-Lived Assets,” whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. As of December 31, 2003, no impairment losses have been identified.

Advertising costs

The Company expenses advertising costs as incurred. Advertising and promotional costs charged to operations for the years ended December 31, 2003 and 2002 were $4,042 and $17,739, respectively.

Inventory

Finished inventory is stated at the lower of cost or market based on the first-in, first-out method. Generally, the Company’s inventory consists of various raw materials used in the production of Hard and Soft armor. The Company costs its inventory by adding actual material cost to estimated direct labor plus an allocation of estimated manufacturing overhead.

6

Item 9.01(a)(i)
ARMOUR OF AMERICA, INCORPORATED NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2003 AND 2002

Property and equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the underlying assets. Costs of repairs and maintenance are expensed as incurred. Leasehold improvements are generally amortized on a straight line basis over the life of the lease. Depreciation is calculated using the straight-line method over the estimated lives of the assets over the following useful lives:

Office furniture and equipment                                   3-7 years
            Automobiles                             5 years
Equipment                                7 years
Leasehold improvements                          39 years

Depreciation and amortization expense for the years ended December 31, 2003 and 2002 was $14,795 and $22,123, respectively.

Patent

Intangible assets consist of a patent, which is being amortized using the straight-line method over a period of five years. Amortization expense of intangible assets for the years ended December 31, 2003 and 2002 was $824 and $824, respectively.

Income taxes

The Company has elected under the Internal Revenue Coded to be taxed as an S Corporation. In lieu of paying corporate income taxes, the shareholders of an S Corporation are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision for federal income taxes has been included in the accompanying financial statements. However, preformed income tax information has been presented as if the Company were taxed as a C Corporation. There were no deferred tax assets or liabilities at December 31, 2003.State income taxes for California have been recorded as income tax expense for the Company.

7

Item 9.01(a)(i)
ARMOUR OF AMERICA, INCORPORATED NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2003 AND 2002

Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2003 and 2002. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accounts receivable, accounts payable and accrued expenses. Fair values were assumed to approximate carrying values because these financial instruments are short term, their carrying amounts approximate fair values, or they are payable on demand.

Concentrations of credit risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash and accounts receivable. The Company places its cash with high quality financial institutions. At December 31, 2003 and 2002, and at various times during the year, the balance at one of the financial institutions exceeded FDIC limits. At December 31, 2003 and 2002, the excess was $134,624 and $570,395, respectively.

The Company provides credit to customers in the normal course of business. The Company performs ongoing credit evaluations of its customers. Significant portions of the Company’s revenues are derived from contracts primarily with government agencies. During 2003, three customers accounted for approximately 40%, 24% and 12% of the Company’s gross sales revenue. During 2002, three customers accounted for approximately 46%, 31% and 24% of the Company’s gross sales revenue. At December 31, 2003 the aggregate carrying value of accounts receivable from federal agencies was $2,168,477 which represents the maximum loss the Company could incur in the event that all such receivables were uncollectible.

Product liability

In connection with the sales, promotions and manufacture of its ballistic vests, hard and soft armor products, the Company carry’s a commercial general liability policy, which among other things, provides liability coverage for personal and advertising injury arising out of the failure of goods, products or services to conform with any statement of quality or performance made in a company advertisement. Generally, the policy limits are $1,000,000 per occurrence and $2,000,000 in the aggregate. There are no pending or threatened claims at December 31, 2003.

8

Item 9.01(a)(i)
ARMOUR OF AMERICA, INCORPORATED NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2003 AND 2002

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with an original maturity of three months or less, to be cash equivalents.

Recent accounting pronouncements

In May 2003, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equities,” which establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equities. SFAS No. 150 applies specifically to a number of financial instruments that issuers have historically presented in their financial statements as equity, or between the liabilities and equity sections of the balance sheet, rather than as liabilities. Generally, SFAS No. 150 is effective for financial instruments issued or modified after May 31, 2003 and is otherwise effective for interim periods beginning after June 15, 2003. The adoption of SFAS No. 150 did not have an effect on the Company’s financial statements.

In December 2002, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 148 “Accounting for Stock-Based Compensation--Transition and Disclosure--an amendment of SFAS No. 123.” SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation from the intrinsic value-based method of accounting prescribed by APB No. 25. As allowed by SFAS No. 123, the Company has elected to continue to apply the intrinsic value-based method of accounting, and has adopted the disclosure requirements of SFAS No. 123. The Company currently does not anticipate adopting the provisions of SFAS No. 148.

In July 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” SFAS No. 146 provides new guidance on the recognition of costs associated with exit or disposal activities. The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of commitment to an exit or disposal plan. SFAS No. 146 supercedes previous accounting guidance provided by the EITF Issue No. 94-3 “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).” EITF Issue No. 94-3 required recognition of costs at the date of commitment to an exit or disposal plan. SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Early application is permitted. The adoption of SFAS No. 146 by the Company is not expected to have a material impact on the Company’s financial position, results of operations, or cash flows.

9

Item 9.01(a)(i)
ARMOUR OF AMERICA, INCORPORATED NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2003 AND 2002

In April 2002, the FASB issued SFAS 145, “Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections.” Among other things, this statement rescinds FASB Statement No. 4, “Reporting Gains and Losses from Extinguishment of Debt” which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in APB Opinion No. 30, “Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions,” will now be used to classify those gains and losses. The provisions of SFAS 145 related to the classification of debt extinguishment are effective for years beginning after May 15, 2002. The adoption of SFAS 145 by the Company is not expected to have a material impact on the Company’s financial position, results of operations, or cash flows.

NOTE 3    INVENTORY

Inventory consisted of the following at December 31:

	2003	2002

Raw materials	$1,272,104	$416,099
Work-in-process	575,379	140,168
Finished goods	--	41,797

	$1,847,483	$598,064

NOTE 4    PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost and are comprised of the following at
December 31:

	2003	2002

Leasehold improvements	$7,900	$7,900
Equipment	264,242	260,508
Furniture and fixtures	55,916	55,916
Automobiles	68,895	68,895

	396,953	393,219
Less accumulated depreciation and amortization	(347,791)	(332,996)

	$49,162	$60,223

10

Item 9.01(a)(i)
ARMOUR OF AMERICA, INCORPORATED NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2003 AND 2002

NOTE 5    COMMITMENTS

Operating leases

The Company leases its office space under a non-cancelable operating lease that expires on May 31, 2006. The lease provides for monthly rental payments, including real estate taxes and other operating costs. The lease provides standard rent escalation and renewal options. Rent expense for the years ended December 31, 2003 and 2002 was $80,356 and $89,275, respectively.

Minimum future lease payments under non-cancelable operating leases at December 31, 2003 are:

Year	Amount
2004	$78,936
2005	78,936
2006	32,890

$190,762

Sales commitments

As of December 31, 2003, the Company had received orders totaling $10,626,850 for delivery in 2004.

NOTE 6    LINE OF CREDIT

The Company has a $1,000,000 revolving line of credit with a bank, which is due on demand and matures September 30, 2004. Interest on outstanding advances is payable monthly at 1.5% above the bank’s prime rate, which was 5.0% at December 31, 2003. The line of credit is collateralized by all business assets and the assets of a trust of the sole shareholder of the Company. As of December 31, 2003 and 2002, the Company had no outstanding balances against the line of credit.

11

Item 9.01(a)(i)
ARMOUR OF AMERICA, INCORPORATED NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2003 AND 2002

NOTE 7    PROFIT SHARING PLAN

The Company is the plan sponsor of a Profit Sharing plan (the “plan”) designed to provide eligible employees of the Company with benefits upon retirement, disability, death or termination of employment.

Generally eligible employees must be at least 21 years old, have completed one year of service to include a minimum of 1,000 hours of service in a consecutive 12-month period. For the years ended December 31, 2003 and 2002, there were no plan contributions.

NOTE 8    STOCKHOLDER’S EQUITY

Distributions to the sole shareholder in the years ended December 31, 2003 and 2002 were $2,379,619 and $1,196,161, respectively

NOTE 9    SUBSEQUENT EVENT

Stock purchase agreement

On June 15, 2004 the Company entered into a stock purchase agreement (the “Agreement”) to sell all of its issued and outstanding common shares to Arotech Corporation. The initial sale price is $22,000,000, payable in cash. Upon meeting certain criteria, additional consideration will be payable on the basis of the operations of the Company following the closing date (the “Earnout Consideration”). An additional $3,000,000 was to be paid into an escrow account pursuant to the terms of an escrow agreement, to secure a portion of the Earnout Consideration. Pursuant to the Agreement, the total consideration, sale price plus Earnout Consideration, will not be in excess of $40,000,000.

12

Item 9.01(a)(ii)

ARMOUR OF AMERICA, INCORPORATED

UNAUDITED FINANCIAL STATEMENTS

AS OF AND FOR THE SIX MONTHS ENDED

JUNE 30, 2004

Item 9.01(a)(ii)

Item 9.01(a)(ii)

ARMOUR OF AMERICA, INCORPORATED
BALANCE SHEET
JUNE 30, 2004
(UNAUDITED)

ASSETS
CURRENT ASSETS:
Cash	$1,760,346
Accounts receivable	1,465,391
Inventory	1,976,209
Prepaid expenses and other assets	36,062

Total current assets	5,238,008

PROPERTY AND EQUIPMENT, NET	46,084

PATENT, NET	2,061

$5,286,153

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES:
Accounts payable	$130,408
Accrued expenses	44,939

Total current liabilities	175,347

COMMITMENTS

STOCKHOLDER’S EQUITY:
Common stock, $1.00 par value, 75,000 shares
authorized, 100 shares issued and outstanding	100
Retained earnings	5,110,706

Total stockholder’s equity	5,110,806

$5,286,153

See accompanying notes to financial statements.

1

Item 9.01(a)(ii)

ARMOUR OF AMERICA, INCORPORATED
STATEMENTS OF INCOME AND RETAINED EARNINGS
(UNAUDITED)

	For the Six Months Ended
	June 30,	June 30,
	2004	2003

REVENUES	$10,429,184	$2,313,065
Sales - Income	156,202.50	156,202.50
Sales - Hard Armour	83,516.09	83,516.09
Sales - Leguard	27,779.50	27,779.50
Sales - U. S. Government	1,316,569.07	1,316,569.07
Sales - Vests	40,220.60	40,220.60
Sales - Other	5,268,692.19	5,268,692.19

Sales	$10,460,910	$10,460,910
Less sales discounts	(31,726)	(31,726)

COST OF SALES	4,899,129	977,941

GROSS PROFIT	5,530,055	1,335,124

OPERATING COSTS AND EXPENSES:
General and administrative expense	719,239	470,226
Depreciation expense	5,032	3,177

Total operating costs and expenses	724,271	473,403

Income from operations	9,704,913	1,839,662

OTHER INCOME (EXPENSE):

Interest income	-	-
Interest expense	-	-
Other income	-	-

Total other income	-	-

Operating income	4,805,784	861,721

OTHER INCOME (EXPENSE):
Interest expense	(587)	-
Interest income	-	272
Other income	-	885

Total other income (expense)	(587)	1,156

Income before provision for income taxes	4,805,197	862,877

Provision for state income taxes	55,000	8,800

NET INCOME	4,750,197	854,077

BEGINNING RETAINED EARNINGS	3,238,212	2,275,424

DISTRIBUTIONS TO SHAREHOLDER	(2,877,703)	(1,950,000)

ENDING RETAINED EARNINGS	$5,110,706	$1,179,501

PROFORMA NET INCOME:
Net income	$4,750,197	$854,077
Proforma provision for income taxes
Current	1,615,067	290,386
Deferred	-	-
Proforma net income	$3,135,130	$563,691

See accompanying notes to financial statements.

2

Item 9.01(a)(ii)

ARMOUR OF AMERICA, INCORPORATED
STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the Six Months Ended
	June 30,	June 30,
	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$4,750,197	$854,077
Depreciation and amortization	5,032	3,177
Changes in current assets and current liabilities:
Accounts receivable	914,640	539,527
Inventory	(128,725)	217,292
Prepaid expenses	(26,841)	718
Accounts payable and accrued expenses	(1,109,336)	(150,079)

Net cash provided by operating activities	4,404,967	1,464,712

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of furniture and equipment	(1,542)	-

Net cash (used in) investing activities	(1,542)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholder	(2,877,703)	(1,950,000)

Net cash (used in) financing activities	(2,877,703)	(1,950,000)

Increase (decrease) in cash and cash equivalents	1,525,722	(485,288)

Cash and cash equivalents at beginning of period	234,624	670,395

Cash and cash equivalents at end of period	$1,760,346	$185,107

See accompanying notes to financial statements.

3

Item 9.01(a)(ii)
ARMOUR OF AMERICA, INCORPORATED NOTES TO FINANCIAL STATEMENTS JUNE 30, 2004 (UNAUDITED)

NOTE 1    BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. They do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year. For further information, refer to the audited financial statements of the Company as of December 31, 2003 and for the two years then ended, including notes thereto.

NOTE 2    INCOME TAXES

Armour of America, Incorporated (the “Company”) has elected under the Internal Revenue Coded to be taxed as an S Corporation. In lieu of paying corporate income taxes, the shareholders of an S Corporation are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision for federal income taxes has been included in the accompanying financial statements. State income taxes for California have been recorded as income tax expense for the Company.

NOTE 3    SALES COMMITMENTS

As of June 30, 2004 the Company had received orders totaling $6,871,133 for delivery in the future.

NOTE 4    INVENTORY

Finished inventory is stated at the lower of cost or market based on the first-in, first-out method. Generally, the Company’s inventory consists of various raw materials used in the production of Hard and Soft armor. The Company costs its inventory by adding actual material cost to estimated direct labor plus an allocation of estimated manufacturing overhead.

NOTE 5    STOCK PURCHASE AGREEMENT

On June 15, 2004 the Company entered into a stock purchase agreement (the “Agreement”) to sell all of its issued and outstanding common shares to Arotech Corporation. The initial sale price is $22,000,000, payable in cash. Upon meeting certain criteria, additional consideration will be payable on the basis of the operations of the Company following the closing date (the “Earnout Consideration”). An additional $3,000,000 was to be paid into an escrow account pursuant to the terms of an escrow agreement, to secure a portion of the Earnout Consideration. Pursuant to the Agreement, the total consideration, sale price plus Earnout Consideration, will not be in excess of $40,000,000.

4

Item 9.01(b)(i), (ii) and (iii)

AROTECH CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the acquisition by Arotech Corporation of substantially all of the issued and outstanding common stock of Armour of America, Incorporated under the purchase method of accounting after giving effect to the pro forma adjustments described in the accompanying notes.

The following unaudited pro forma condensed combined balance sheet as of June 30, 2004 gives effect to the acquisition of substantially all of the issued and outstanding common stock of Armour of America, Incorporated as if it had occurred on such date, and reflects the allocation of the purchase price to the Armour of America, Incorporated assets acquired based on their estimated fair values at the date of acquisition. The excess of the consideration paid by Arotech in the acquisition over the fair value of Armour of America, Incorporatedidentifiable assets and liabilities has been recorded as goodwill.

The following unaudited pro forma condensed combined statements of operations combine the historical statements of operations of Arotech and Armour of America, Incorporated. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2003 and six months ended June 30, 2004, give effect to the acquisition as if it had occurred on January 1, 2003 and combine the historical unaudited statements of operations of Arotech and Armour of America, Incorporated for such period. Integration costs are not included in the accompanying unaudited pro forma condensed combined financial statements. This pro forma information should be read in conjunction with the respective consolidated historical financial statements (including notes thereto) of Arotech and Armour of America, Incorporated, for the year ended December 31, 2003, and for the six months ended June 30, 2004, appearing elsewhere herein or incorporated by reference.

In January 2004, we acquired substantially all of the assets and assumed certain liabilities of FAAC Incorporated (FAAC) and Epsilor Electronic Industries Ltd. (Epsilor). Accordingly, the unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 2003 have also been derived by the application of pro forma adjustments to the historical financial statements of FAAC and Epsilor for the year ended December 31, 2003. Refer to the Arotech Corporation current report on Form 8-K/A as filed with the SEC for acquisitions of FAAC and Epsilor on March 9, 2004 and March 26, 2004, respectively, for additional information related to our acquisitions.

Unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually been reported had the acquisitions occurred at the beginning of the periods presented, nor is it necessarily indicative of future financial position or results of operations. These unaudited pro forma condensed combined financial statements are based upon the respective historical financial statements of Arotech and Armour of America, Incorporated, FAAC and Epsilor and do not incorporate, nor do they assume, any benefits from cost savings or synergies of the combined company. The pro forma adjustments are based on available financial information and certain estimates and assumptions that Arotech believes are reasonable and that are set forth in the notes to the unaudited pro forma condensed combined financial statements. In addition, the pro forma balance sheet includes allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

5

Item 9.01(b)(i), (ii) and (iii)

AROTECH CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
U.S Dollars in thousands

	AROTECH - December 31	EPSILOR - December 31	FAAC - December 31	AOA - December 31	Pro forma
	2003	2003	2003	2003	EPSILOR	FAAC	AOA	Total	Reference	Combined
REVENUES	$17,327	$5,068	$9,886	$7,549	-	-	-	-		$39,830
COST OF REVENUES	11,088	1,947	6,347	3.141	-	-	-	-		22,523
GROSS PROFIT	6,239	3,121	3,539	4,408	-	-	-	-		17.307

RESEARCH AND DEVELOPMENT EXPENSES, NET	1,053	346	454	-	-	-	-	-		1,853

SALES AND MARKETING EXPENSES	3,533	361	1,175	-	-	-	-	-		5,069

GENERAL AND ADMINISTRATIVE EXPENSES	6,197	282	246	1,019	-	-	-	-		7,744

AMORTIZATION OF INTANGIBLE ASSETS	865	-	-	-	569	904	3,309	4,782	f h	5,647

	11,648	989	1,875	1,019	569	904	3,309	4,782		20,312

OPERATING INCOME (LOSS)	(5,409)	2,132	1,664	3,389	(569)	(904)	(3,309)	(4,782)		(3,006)

OTHER INCOME (EXPENSES)	-	11	(52)	2	-	-	-			(39)

FINANCIAL INCOME (EXPENSES)	(3,470)	(141)	-	2	-	-	-	-		(3,609)

NET INCOME (LOSS) BEFORE TAXES	(8,879)	1,992	1,665	3,391

TAXES ON INCOME	-	-	-	-

NET LOSS BEFORE TAXES	(8,879)	2,002	1,612	3,393	(569)	(904)	(3,309)	(4,782)		(6,654)

TAX EXPENSES	(396)	(530)	-	(51)	-	-	-	-	g i	(977)

NET (LOSS) INCOME BEFORE MINORITY INTEREST IN EARNINGS OF SUBSIDIARY	(9,275)	1,472	1,612	3,342	(569)	(904)	(3,309)	(4,782)		(7,631)

LOSS TO MINORITY	157	-	-	-	-	-	-	-		157

NET (LOSS) INCOME FROM CONTINUING OPERATIONS	$(9,118)	$1,472	$1,612	3,342	(569)	(904)	(3,309)	(4,782)		$(7,474)

Basic and Diluted net earning (net loss) per share for continuing operation	$(0.23)									$(0.14)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	38,890,174									52,966,330

6

Item 9.01(b)(i), (ii) and (iii)

AROTECH CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JUNE 30, 2004
U.S Dollars in thousands

	AROTECH June 30,	AOA June 30,
	2004	2004	Pro forma	Reference	Combined
ASSETS	(Unaudited)	(Unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$5,120	$1,760	$(22,000)	a
			23,094	h	7,974
Resrticted securities and deposits due within one year	8,890	-	-		8,890
Available for sale marketable Securities	127	-	-		127
Trade receivables	4,895	1,466	-		6,361
Related parties					0
Current portion of note receivable	306	-	-		306
Unbilled revenues	1,571	-	-		1,571
Other assets	1,882	36	-		1,918
Inventories	6,826	1,976	-		8,802
Assets of discontinued operations	60	-	-		60
Total current assets	29,677	5,238	1,094		36,009

SEVERANCE PAY FUND	1,813	-	-		1,813
PROPERTY AND EQUIPMENT, NET	3,259	46	-		3,305
RESTRICTED SECURITIES AND DEPOSITS	2,000	-	-		2,000
NET RECEIVABLE - Net of current portion	819	-	-		819
GOODWILL	14,322	-	11,220	b	25,542
OTHER INTANGIBLE ASSETS	13,203	2	5,769	c	18,974

	$65,093	$5,286	$18,083		88,462

7

Item 9.01(b)(i), (ii) and (iii)

AROTECH CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JUNE 30, 2004 (CONT.)
U.S Dollars in thousands

	June 30,	June 30,
	2004	2004	Pro forma		Combined
	(Unaudited)	(Unaudited)
LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:

Trade payables	$3,909	$130	-		4,039
Other payables	4,862	45	100	d	5,007
Current portion of promissory note due to subsidiaries acquisition	1,070	-	-		1,070
Short term bank credit and current portion of long term loans	367	-	-		367
Deferred revenues	3,553	-	-		3,553
Liabilities of discontinued operation	269	-	-		269
Total current liabilities	14,030	175	100		14,305

Accrued severance pay	3,254	-	-		3,254
Convertible debenture	737	-	-		737
Deferred warranty revenue, less current portion	169	-	-		169
Long term loan	7	-	-		7
Promissory note due to acquisition of subsidiary	2,111	-	-		2,111
Total Long Term Liabilities	6,278	-	-		6,278

MINORITY RIGHTS	77	-	-		77
STOCKHOLDERS’ EQUITY:
Common stock — $0.01 par value; authorized — 250,000,000 shares; issued - 66,012,516 and 47,972,407shares as of June 30, 2004 and December 31, 2003 : outstanding 65,457,183 and 47,417,074 shares as of June 30, 2004 and December 31, 2003.	660	-	124	i	791
Preferred stock - $0.01 par value; authorized - 1,000,000 shares, no shares outstanding
Additional paid-in capital	167,789	-	21,876	k	189,665

Deferred stock compensation	(492)	-	-		(492)
Accumulated earnings (deficit)	(118,366)	5,111	(5,111)	e	(118,366)

Treasury stock, at cost (common stock - 555,333 shares)	(3,537)	-	-		(3,537)
Notes receivable on account of shares	(1,212)	-	-		(1,212)
Accumulated other comprehensive (loss)	(134)	-	-		(134)
Total Stockholders’ Equity	44,708	5,111	16,889		66,708

	$65,093	$5,286	16,989		87,368

8

Item 9.01(b)(i), (ii) and (iii)

AROTECH CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004
U.S Dollars in thousands

	AROTECH -	AOA
	Six months ended June 30,	Six months ended June 30,
	2004	2004	Pro forma	Reference	Combined

REVENUES	$17,111	$10,429	-		$27,540
COST OF REVENUES	11,132	4,899	-		16,031
GROSS PROFIT	5,979	5,530	-		11,509

RESEARCH AND DEVELOPMENT EXPENSES, NET	872	-	-		872

SALES AND MARKETING EXPENSES	2,141	-	-		2,141

GENERAL AND ADMINISTRATIVE EXPENSES	7,202	725	-		7,927

AMORTIZATION OF INTANGIBLE ASSETS	992	-	1,655	f	2,647

	11,207	725	1,655		13,587

OPERATING (LOSS) INCOME	(5,228)	4,805	(1,655)		($2,078)

FINANCIAL INCOME (EXPENSES)	(3,260)	-	-		($3,260)

NET LOSS BEFORE TAXES	(8,488)	4,750

TAXES ON INCOME	-	-

NET LOSS (INCOME) BEFORE TAXES	(8,488)	4,805	(1,655)		(5,448)

TAX EXPENSES	(170)	(55)	-	j	($225)

NET (LOSS) INCOME BEFORE MINORITY INTEREST IN EARNINGS OF SUBSIDIARY	(8,658)	4,750	(1,655)		(5,563)

EARNINGS TO MINORITY	(27)	-	-		(27)

NET (LOSS) INCOME FOR THE PERIOD	$(8,685)	$4,750	$(1,655)		$(5,590)

Basic and Diluted net earning (net loss) per share for continuing operation	$(0.14)				$(0.07)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	62,035,532				75,107,832

9

Item 9.01(b)(i), (ii) and (iii)

AROTECH CORPORATION

NOTES TO UNAUDITED PRO FORMA
CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1: -

The unaudited pro forma condensed combined financial statements reflect the purchase of assets and liabilities of Armour of America, Incorporated (“AoA”). The total purchase price consisted of $22,000,000 in cash, with additional possible earn-outs if AoA is awarded certain material contracts. An additional $3,000,000 was to be paid into an escrow account pursuant to the terms of an escrow agreement, to secure a portion of the Earnout Consideration. Pursuant to the purchase agreement, the total consideration, sale price plus Earnout Consideration, will not be in excess of $40,000,000. The purchase price also included $100,000 of transaction costs. The transaction has been accounted for using the purchase method of accounting, and accordingly, the purchase price has been allocated to the assets acquired and liabilities assumed based upon their fair values at the date the acquisition was completed.
In order to finance the acquisition of AoA, in July 2004 the Company entered into an agreement with several institutional investors for the purchase of an aggregate of 4,258,065 shares of its Common stock at $1.55 per share off of Arotech’s effective shelf registration statement for the consideration of $6,600,000. The Company also received a total of $16,500,000 upon exercise of a total of 8,814,235 of its outstanding warrants. As part of the consideration for their exercise, these warrant holders received an equal number of new warrants at an exercise price of $1.38. As a result, the Company has raised in total $23,100,000.

The purchase consideration was estimated as follows:

Cash consideration	$22,000,000
Estimated transaction expenses	100,000
Total consideration (1)	$22,100,000

(1)    Based upon a preliminary valuation of tangible and intangible assets acquired, Arotech has allocated the total cost of the acquisition to AoA ‘s assets as follows. (This allocation is for pro forma purposes only. Actual fair values will be based on the fair value of the net assets purchased as of August 10, 2004):

June 30, 2004

Tangible assets acquired	$5,108,745

Intangible assets
Certifications	245,000
Backlog	3,783,000
Customer relationships	490,000
Tradename /Trademark	70,000
Molds	921,000
Covenants not to compete	260,000
Goodwill and workforce in place	11,222,255

Total consideration	$22,100,000

In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” goodwill arising from acquisitions will not be amortized. In lieu of amortization, Arotech is required to perform an annual and interim impairment review. If Arotech determines, through the impairment review process, that goodwill has been impaired, it will record the impairment charge in its statement of operations. Arotech will also assess the impairment of goodwill whenever events or changes in circumstances indicate that the carrying value may not be recoverable.

10

Item 9.01(b)(i), (ii) and (iii)

NOTE 2: -

The pro forma condensed combined balance sheet includes the adjustments necessary to give effect to the acquisition as if it had occurred on January 1, 2004 and to reflect the allocation of the acquisition cost to the fair value of tangible and intangible assets acquired as noted above, including the elimination of AoA’s equity account.

Adjustments included in the pro forma condensed combined balance sheet are summarized as follows:

a)	Cash consideration paid for AoA Incorporated at the amount of $22 million.

b)	Valuation of AOA’ intangible assets allocated to goodwill of $11,220,000.

c)	Valuation of AoA’s intangible assets allocated to certifications, backlog, customer relationship, tradename/trademark, molds, covenant not to compete $5,769,000.

d)	Accrued transaction costs at the amount of $100,000.

e)	Elimination of the AOA Retained Earnings at the amount of $5,111,000.

f)	Amortization of intangible assets of $1,655,000 for the six-month period ended June 30, 2004.

g)	Amortization of intangible assets of $4,782,000 for the twelve-month period ended December 31, 2003, related to intangible assets purchased from Epsilor, FAAC and AoA.

h)	Proceeds from financing round in the amount of approximately $23 million.

i)	Issuance of 13,072,300 shares of Common Stock for the purpose of raising capital for AoA’s acquisition, with fair market value of $23 million, $130,723 out of which is allocated to Common Stock and the remaining amount of $22,963,472 to Additional paid-in -capital.

j)	AoA was a Subchapter S corporation prior to its acquisition by the Company. No additional AoA income taxes have been provided in the pro-forma statements of operations. Such income taxes have been deemed eliminated by carryforward tax losses of the Company.

k)	Deemed dividend in the amount of approximately $1,650,000 to reflect the additional benefit created to the holders of warrants as a result of the grant of additional warrants during the financing round in July 2004 described above in Note 1.

11

Item 9.01(b)(i), (ii) and (iii)

NOTE 3: -

Amortization of acquired intangible assets is calculated using the following estimated useful lives:

Years

Certifications	3
Backlog	1.5
Customer relationships	2
Tradename/Trademark	3
Molds	3
Covenants not to compete	2
Goodwill and workforce in place	Indefinite

______________________

12